Filed with the Securities and Exchange Commission on November 28, 2022

1933 Act Registration File No. 333-182417

1940 Act File No. 811-22718

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 340

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒	Amendment No. 343

(Check appropriate box or boxes.)

TWO ROADS SHARED TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:

402-895-1600

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and. Address of Agent for Service)

Copy to:

Stacy H. Louizos Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020	Timothy Burdick Ultimus Fund Solutions, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 30, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(l)
☐	on (date) pursuant to paragraph (a)(l)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box: ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Anfield Dynamic Fixed Income ETF

ADFI

A series of Two Roads Shared Trust

PROSPECTUS

November 30, 2022

www.RegentsParkFunds.com

1-866-866-4848

This Prospectus provides important information about the Anfield Dynamic Fixed Income ETF (the “Fund”) that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc.

TABLE OF CONTENTS

FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
Investment Objective	11
Principal Investment Strategies	11
Principal and Other Investment Risks	12
Portfolio Holdings Disclosure	24
Cybersecurity	24
MANAGEMENT	24
Investment Adviser	24
Investment Sub-Adviser	25
Portfolio Managers	25
DETERMINATION OF NET ASSET VALUE	25
HOW TO BUY AND SELL SHARES	27
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	27
DISTRIBUTION AND SERVICE PLAN	28
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	28
FUND SERVICE PROVIDERS	29
OTHER INFORMATION	30
FINANCIAL HIGHLIGHTS	31
Privacy Notice	32

i

FUND SUMMARY – ANFIELD DYNAMIC FIXED INCOME ETF

Investment Objective:

The Anfield Dynamic Fixed Income ETF (the “Dynamic Fixed Income ETF” or the “Fund”) seeks to provide total return with capital preservation as a secondary objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	1.21%
Acquired Fund Fees and Expenses(1)	0.23%
Total Annual Fund Operating Expenses	2.24%
Fee Waiver and Expense Reimbursement	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.73%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund through at least November 30, 2023 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest and borrowing costs, sales loads, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, brokerage fees and commissions, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation in effect at the time the reimbursement is made.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation agreements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$176	$651	$1,153	$2,535

1

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended July 31, 2022, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange traded fund (“ETF”) that is a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs. The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in other unaffiliated ETFs (“Underlying Funds”) that invest in any facet of the global debt markets, including corporate bonds, U.S. government and agency securities, private debt, foreign sovereign bonds, convertible securities, bank loans, asset-backed securities, mortgage-backed securities, and cash equivalent instruments. The Fund is not managed relative to an index and has broad flexibility to allocate its assets across different types of securities and sectors of the fixed income markets. The Fund’s strategy seeks to outperform traditional core fixed income indices and styles over full market cycles by investing dynamically. It is expected that the Fund will typically hold 8-25 Underlying Funds to gain exposure to particular segments of the fixed income markets. These concentrated dynamic allocations are made with the goal of either capitalizing on positive opportunities or avoiding market declines. The Underlying Funds may invest heavily in foreign (non-U.S.) securities, and the Fund may have significant exposure through the Underlying Funds to issuers in emerging markets. The Fund may also invest in convertible securities. The Fund may also invest in various types of derivatives, including exchange listed and over the counter (“OTC”) futures, options, total return swaps, forwards and repurchase agreements. The Fund or the Underlying Funds may use derivatives as a substitute for making direct investments in underlying instruments, to reduce certain exposures or to “hedge” against market volatility and other risks.

The Fund and the Underlying Funds may invest in fixed income instruments with fixed or adjustable (floating) rates. The Fund does not seek to maintain any particular weighted average maturity or duration, and may invest directly in or in Underlying Funds that hold fixed income instruments of any maturity or duration. The Fund and the Underlying Funds may invest in both investment grade and below investment grade (often referred to as “high yield” or “junk” bonds) securities, subject to a maximum of up to 50% of the Fund’s assets in below investment grade securities. The Fund will typically invest, through its investments in the Underlying Funds, a substantial portion of the Fund’s investments in securities of issuers with a range of credit ratings that have stable or improving fundamentals. Securities of these issuers include secured bank loans and below investment grade bonds.

Anfield Capital Management, LLC (the “Sub-Adviser”) selects potential investments based on its ongoing analysis of available opportunities. The Fund’s investment process includes bottom-up security research that incorporates a top-down economic framework. The Fund’s sector selection is driven by proprietary fundamental research. The broad economic outlook is determined in cyclical and secular forums that set the investment tone, with an orientation to capital preservation. The Fund’s price gains are balanced against a goal of preserving principle, with an emphasis on sectors with attractive fundamentals. The Fund’s sector diversity aims to spread risk across multiple industries and companies and will de-emphasize sectors when their fundamentals are poor, as measured by, among other factors, valuation, including price-to-earnings ratio, quality of earnings prospects, profit margins and earnings. The Sub-Adviser expects that the Fund will generally hold 8-25 positions, although total holdings are dependent on market conditions, the Sub-Adviser’s market views, and other factors. The Fund will sell a portfolio holding when it believes a sector has reached a target price or stop loss price, an investment thesis plays out, events fail to confirm the investment thesis, fundamentals deteriorate and cause a change to the risk-reward profile, or management identifies more attractive risk-adjusted return opportunities elsewhere.

Although the Fund normally does not engage in any direct borrowing, leverage is inherent in the derivatives it trades. While Federal law limits bank borrowings to one-third of a fund’s assets (which includes the borrowed amount), the use of derivatives is not limited in the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives. Leverage magnifies exposure to the swings in prices of the reference asset underlying a derivative and results in increased volatility, which means the Fund will generally have the potential for greater gains, as well as the potential for greater losses, than a fund that does not use derivatives. The Fund’s investments that are denominated in foreign (non-U.S.) currencies may be hedged or un-hedged on an opportunistic basis.

The Fund may engage in active and frequent trading and is expected to have an annual portfolio turnover of over 100%. For the purpose of achieving income, the Fund may engage in securities lending.

2

Principal Investment Risks.

As with all funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other investments. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below indirectly through investments in the Underlying Funds and through its own direct investments.

As with any fund, there is no guarantee that the Fund achieves its goal.

Management Risk. The Fund’s investment strategies may not result in an increase of the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The Sub-Adviser determines the intrinsic value of the securities the Fund holds, and its assessment may be incorrect, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses or models could affect the ability of the portfolio managers to implement strategies. In addition, the Fund’s dynamic strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund or an Underlying Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities or other securities markets, or adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

3

Fixed Income Risk. Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund and the Underlying Funds invest in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund or an Underlying Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows, but have recently risen and are expected to rise further. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund or an Underlying Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Foreign (Non-U.S.) Investment Risk. Since the Fund’s investments may include ETFs with foreign securities, the Fund is subject to risks beyond those associated with domestic securities. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risks. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have lower trading volumes and potential for extreme price and volatility illiquidity.

Underlying Fund Risk. The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Fund’s investments in the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transactional and brokerage costs.

Authorized Participant Concentration Risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (NAV) and may face delisting.

4

Bank Loan Risk. The Fund’s and Underlying Funds’ investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Credit Risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligations. Changes in the credit rating of a debt security held by the Fund or an Underlying Fund could have a similar effect.

Credit Spread Risk. The risk that credit spreads (or the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of lower-rated securities.

Currency Risk. The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s or an Underlying Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, an Underlying Fund, the Adviser, Sub-Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (collectively, the “Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

Derivatives Risk. The derivative instruments in which the Fund or the Underlying Funds may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and certain derivatives may create a risk of loss greater than the amount invested by the Fund or an Underlying Fund. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

5

Energy Sector Risk. The Fund or an Underlying Fund may invest in the energy sector, which is comprised of energy, industrial, consumer, infrastructure and logistics companies, and therefore will be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of energy sector investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. The energy markets have experienced significant volatility in recent periods, including a historic drop in crude oil and natural gas prices in April 2020 attributable to the significant decrease in demand for oil and other energy commodities as a result of the slowdown in economic activity due to the COVID-19 pandemic as well as price competition among key oil-producing countries. Future pandemics could lead to reduced production and price volatility.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

○	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

○	Trading Issues. Trading in shares on the Cboe BZX Exchange, Inc (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

○	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholders for the shares.

■	In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

■	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

6

Fluctuation of Net Asset Value Risk. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Focus Risk. To the extent the Fund invests in a smaller number of holdings, the Fund may be more adversely impacted by changes in the price of individual holdings than funds with a greater number of holdings.

Forward and Futures Contract Risk. Forward and futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in forward and futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. In connection with the Fund’s or an Underlying Fund’s use of forward and futures contracts, if the value of investments is incorrectly forecasted, the Fund or Underlying Fund might have been in a better position if the Fund or Underlying Fund had not entered into the contract. Because the forwards and futures utilized by the Fund or an Underlying Fund are standardized and exchange traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on forward and futures contracts is the creditworthiness of the exchange itself. Forwards and futures are also subject to market risk, interest rate risk (in the case of forward and futures contracts relating to income producing securities) and index tracking risk (in the case of stock index forwards and futures).

Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Geographic and Sector Risk. The risk that if the Fund or an Underlying Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises affecting that region or sector may affect the value of the Fund’s or Underlying Fund’s investments more than if the Fund’s or Underlying Fund’s investments were not so focused. While the Fund or an Underlying Fund may not concentrate in any one industry, the Fund or an Underlying Fund may invest without limitation in a particular country or sector.

Hedging Transactions Risk. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Because the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

High Yield Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered higher risk than investment grade instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.

7

Index Risk. If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Investment Companies and Exchange-Traded Funds Risks. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of other investment company’s or ETF’s operating expenses, including the management fees of the investment company or ETF in addition to those paid by the Fund. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. The Fund will also incur brokerage costs when it purchases and sells ETFs. The Fund may invest in inverse ETFs, which may result in increased volatility and will magnify the Fund’s losses or gains. During periods of market volatility, inverse ETFs may not perform as expected.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations to meet additional margin requirements or to meet collateral segregation requirements or regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

LIBOR Risk. The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance.

8

Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by beginning to increase interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

Mortgage-Backed and Asset-Backed Securities Risk. The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities.

New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. For example, the SEC recently adopted regulations that will subject activities of mutual funds trading certain derivative instruments to additional regulation, which may increase the operating expenses of the Fund and impair the Fund’s ability to achieve its investment objective.

Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. In certain market conditions, the portion of the Fund’s securities on loan may be significant, and may magnify the risk of such a loss or delay.

Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund or an Underlying Fund and the risk that the Fund or Underlying Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

9

○	Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

○	Total Return Swaps Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Valuation Risk. The sale price that the Fund or an Underlying Fund could receive for a portfolio security may differ from the Fund’s or Underlying Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Variable or Floating Rate Securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting RegentsParkFunds.com or by calling 1-866-866-4848.

10

Performance Bar Chart for Calendar Year Ended December 31st

Best Quarter	06/30/2020	1.30%
Worst Quarter	03/31/2020	-3.34%

The Fund’s year to date return for the period ended September 30, 2022 was: -14.25%

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2021)

	One Year	Since Inception(1)
Return before taxes	-2.84%	-1.93%
Return after taxes on Distributions	-3.13%	-2.29%
Return after taxes on Distributions and Sale of Fund Shares	-1.68%	-1.62%
Bloomberg U.S. Aggregate Bond Index(2) (Reflects no deduction for fees, expenses, or taxes)	-1.54%	-0.74%
Bloomberg Intermediate U.S. Aggregate Bond Index(3) (Reflects no deduction for fees, expenses, or taxes)	-1.29%	-0.62%

(1)	Inception date is August 17, 2020.

(2)	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors may not invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
(3)	The Bloomberg Intermediate U.S. Aggregate Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. Investors may not invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

11

Investment Adviser: Regents Park Funds, LLC (“Regents Park” or the “Adviser”) serves as investment adviser to the Fund.

Sub-Adviser: Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers: The Fund is jointly managed by Cyrille Conseil, Head of Portfolio Management and Peter van de Zilver, Head of Portfolio Manager Analytics and Risk Management. Messrs. Conseil and van de Zilver have managed the Fund since it commenced operations in 2020.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a (“Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares may only be purchased and sold in secondary market transactions through broker or dealer at market price. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Cboe BZX Exchange, Inc. and trade at market prices rather than NAV. Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price that is greater than NAV (i.e., a premium), or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.regentparkfunds.com.

Tax Information: The Fund’s distributions generally will be taxable at ordinary income or long-term capital gain rates. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser or the Sub-Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Anfield Dynamic Fixed Income ETF

Investment Objective: The Dynamic Fixed Income ETF seeks to provide total return with capital preservation as a secondary objective. The Fund’s investment objective and policy to invest 80% of its net assets, including any borrowings for investment purposes, in fixed income instruments can be changed without shareholder approval, and may be changed by the Fund’s Board of Trustees upon 60 days, prior written notice to shareholders.

Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that is a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs. The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in other unaffiliated ETFs (“Underlying Funds”) that invest in any facet of the global debt markets, including corporate bonds, U.S. government and agency securities, private debt, foreign sovereign bonds, convertible securities, bank loans, asset-backed securities, mortgage-backed securities, and cash equivalent instruments. The Fund may, to a lesser extent, invest in master-limited partners (“MLPs”) (tied to energy-related commodities). The Fund is not managed relative to an index and has broad flexibility to allocate its assets across different types of securities and sectors of the fixed income markets. The Fund’s strategy seeks to outperform traditional core fixed income indices and styles over full market cycles by investing dynamically. It is expected that the Fund will typically hold 8-25 Underlying Funds to gain exposure to particular segments of the fixed income markets. These concentrated dynamic allocations are made with the goal of either capitalizing on positive opportunities or avoiding market declines. The Underlying Funds may invest heavily in foreign (non-U.S.) securities, and the Fund may have significant exposure through the Underlying Funds to issuers in emerging markets. The Fund may also invest in convertible and preferred securities. The Fund may also invest in various types of derivatives, including exchange listed and over the counter (“OTC”) futures, options, credit default swaps, total return swaps, forwards and repurchase agreements. The Fund or the Underlying Funds may use derivatives as a substitute for making direct investments in underlying instruments, to reduce certain exposures or to “hedge” against market volatility and other risks.

The Fund and the Underlying Funds may invest in fixed income instruments with fixed or adjustable (floating) rates. The Fund does not seek to maintain any particular weighted average maturity or duration, and may invest directly in or in Underlying Funds that hold fixed income instruments of any maturity or duration. The Fund and the Underlying Funds may invest in both investment grade and below investment grade (often referred to as “high yield” or “junk” bonds) securities, subject to a maximum of up to 50% of the Fund’s assets in below investment grade securities. The Fund will typically invest, through its investments in the Underlying Funds, a substantial portion of the Fund’s investments in securities of issuers with a range of credit ratings that have stable or improving fundamentals. Securities of these issuers include secured bank loans and below investment grade bonds.

Anfield Capital Management, LLC (the “Sub-Adviser”) selects potential investments based on its ongoing analysis of available opportunities. The Fund’s investment process includes bottom-up security research that incorporates a top-down economic framework. The Fund’s sector selection is driven by proprietary fundamental research. The broad economic outlook is determined in cyclical and secular forums that set the investment tone, with an orientation to capital preservation. The Fund’s price gains are balanced against a goal of preserving principle, with an emphasis on sectors with attractive fundamentals. The Fund’s sector diversity aims to spread risk across multiple industries and companies and will de-emphasize sectors when their fundamentals are poor, as measured by, among other factors, valuation, including price-to-earnings ratio, quality of earnings prospects, profit margins and earnings. The Sub-Adviser expects that the Fund will generally hold 8-25 positions, although total holdings are dependent on market conditions, the Sub-Adviser’s market views, and other factors. The Fund will sell a portfolio holding when it believes a sector has reached a target price or stop loss price, an investment thesis plays out, events fail to confirm the investment thesis, fundamentals deteriorate and cause a change to the risk-reward profile, or management identifies more attractive risk-adjusted return opportunities elsewhere.

Although the Fund normally does not engage in any direct borrowing, leverage is inherent in the derivatives it trades. While Federal law limits bank borrowings to one-third of a fund’s assets (which includes the borrowed amount), the use of derivatives is not limited in the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives. Leverage magnifies exposure to the swings in prices of the reference asset underlying a derivative and results in increased volatility, which means the Fund will generally have the potential for greater gains, as well as the potential for greater losses, than a fund that does not use derivatives. The Fund’s investments that are denominated in foreign (non-U.S.) currencies may be hedged or un-hedged on an opportunistic basis.

The Fund may engage in active and frequent trading and is expected to have an annual portfolio turnover of over 100%. For the purpose of achieving income, the Fund may engage in securities lending

13

PRINCIPAL AND OTHER INVESTMENT RISKS

As with all funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. Neither the Adviser nor the Sub-Adviser can guarantee that the Fund will achieve its objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Fund. Additional information regarding the principal and certain other risks of investing in the Fund is provided below. The Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

The following describes the risks the Fund bears indirectly through its investments in Underlying Funds or directly. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Trading Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Authorized Participant Concentration Risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to NAV and may face delisting.

Bank Loan Risk. The Fund’s or an Underlying Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund or Underlying Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund or Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund and Underlying Funds may invest in loan participations that are rated by a NRSRO or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which the Fund or Underlying Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund. In addition to the risks associated with bank loans, such investments would carry the risks associated with investment companies and exchange-traded funds, discussed below.

Cash Redemption Risk. The Fund may pay out of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. The Fund may be required sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only certain institutional investors known as Authorized Participants who have entered into an agreement with the Fund’s distributor may redeem shares from the Fund directly; all other investors buy and sell shares at market prices on an exchange.

Common Stock Risk. The stock (i.e., equity) market can be volatile. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. The prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

14

Convertible Securities Risk. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of the issuer’s common stock at the option of the holder during a specified period. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Credit Risk. The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Adviser will monitor the creditworthiness of firms with which it will cause the Fund to enter into repurchase agreements, interest rate swaps, caps, floors, collars or over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s or an Underlying Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund and the Underlying Funds may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material. If the Fund or an Underlying Fund obtains exposure to one or more investment funds indirectly through the use of one or more total return swaps, those investments will be subject to counterparty risk.

Credit Risk. The risk that issuers or guarantors of a fixed income security cannot or will not make payments on the securities and other investments held by the Fund or an Underlying Fund may result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Credit Spread Risk. The risk that credit spreads (or the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of lower-rated securities.

Currency Risk. The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s or an Underlying Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign (non-U.S.) currency transactions that are economically tied to emerging market countries.

15

Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, or its Service Providers to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, or its Service Providers may adversely impact the Fund or its shareholders. Because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Service Providers are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or its Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. Events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. See “Cybersecurity” below for additional risks related to potential cybersecurity breaches.

Derivatives Risk. The Fund may invest in derivatives, which are financial instruments whose value is typically based on the value of a security, index or other instrument. These instruments include futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments. Derivative instruments may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. Derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty, as well as specially structured types of mortgage- and asset-backed securities whose value is often linked to commercial and residential mortgage portfolios. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the investment against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Adviser or that such techniques will be utilized by the Adviser.

Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. The market value of derivative instruments and securities may be more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Adviser may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If the Adviser inaccurately forecast the values of securities, currencies or interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives. The Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

16

The Fund may also purchase or write (sell) credit default swaps (“CDS”) or credit default swap indexes (“CDX”), which are credit derivatives used to hedge credit risk and/or take a position on a basket of credit entities. Unlike a credit default swap, which is an over the counter derivative, a CDX may be exchange traded, or sold over the counter. Each CDX is designed to track a basket of credit entities, which may be standard or customized. This means that it may be more liquid than a credit default swap, and it may be cheaper to hedge the Fund’s portfolio with a CDX than it would be to buy many single name credit default swaps to achieve a similar effect. The Fund may also purchase or sell total return swaps or invest in inverse ETFs to hedge its long positions. The Fund may also use derivative transactions to create investment leverage. For example, the Fund may use total return swaps or CDX to take indirect long or short positions on equity or fixed income indices, equity or fixed income securities, or currencies.

Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

The SAI provides a more detailed description of the types of derivative instruments in which the Fund may invest and their associated risks.

Emerging Markets Risk. To the extent the Fund oar an Underlying Fund invests in emerging market securities, the risks associated with foreign (non-U.S.) investment risk may be particularly high. The Fund’s or Underlying Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund or Underlying Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s and Underlying Funds’ investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Energy Sector Risk. The Fund or an Underlying Fund may invest in the energy sector, which is comprised of energy, industrial, consumer, infrastructure and logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies. The energy markets have experienced significant volatility in recent periods, including a historic drop in crude oil and natural gas prices in April 2020 attributable to the significant decrease in demand for oil and other energy commodities as a result of the slowdown in economic activity due to the COVID-19 pandemic as well as price competition among key oil-producing countries. The low price environment caused financial hardship for energy companies and has led to, and may continue to lead to, energy companies defaulting on debt and filing for bankruptcy. The energy markets may continue to experience stress and relatively high volatility for a prolonged period. Future pandemics could lead to reduced production and price volatility.

17

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Market Price Variance Risk. Individual shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly and you may pay more than net asset value when buying shares on the secondary market, and you may receive less than net asset value when you sell those shares. This means that shares may trade at a discount to NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to net asset value, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. The discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares.

●	In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

●	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

●	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

18

Fixed Income Securities Risk: Fixed income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk and liquidity risk, which are more fully described below. In addition, current market conditions may pose heightened risks for fixed income securities. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Risks associated with rising interest rates are heightened given that, while interest rates in the U.S. currently remain near historic lows, but have recently risen and may continue to rise. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk.

●	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

●	Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

●	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent increases to the historically low interest rates and the potential for further increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

●	Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities or durations sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Investments in fixed income securities with longer maturities or durations may result in greater fluctuations in the value of the Fund. The Fund has no policy limiting the maturity or duration of the fixed income securities it purchases.

19

●	Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses. In addition, less liquid securities may be more difficult to value, and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Recently, dealers have generally been less willing to make markets for fixed income securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.

●	Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

●	Variable and Floating Rate Securities. Variable and floating rate securities generally are less sensitive to interest changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Fluctuation of Net Asset Value Risk. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to net asset value.

Focus Risk. To the extent the Fund invests in a smaller number of holdings, the Fund may be more adversely impacted by changes in the price of individual holdings than funds with a greater number of holdings.

Foreign (Non-U.S.) Investment Risk. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund will invest in foreign securities as a principal strategy. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Foreign securities involve special risks and costs, which are considered by the Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

20

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Fund’s or an Underlying Fund’s investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Fund or Underlying Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s or Underlying Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund or an Underlying Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Fund or Underlying Funds may expose them to risks independent of their securities positions.

The Fund or Underlying Funds may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially and adversely impact the value of securities in which the Fund or the Underlying Fund has invested.

On January 31, 2020, the United Kingdom (“UK”) left the EU (commonly referred to as “Brexit”). The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. The full effects of Brexit are unknown at this time and could negatively impact the value of the Fund’s investments. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership, or the abandonment of the euro, could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. Recent and upcoming European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching. Whether or not the Fund or an Underlying Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

21

Investment exposure to China subjects a Fund to specific risks. China may be subject to considerable degrees of economic, political and social instability. It is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on its economy.

In addition, there has been enhanced regulatory focus in the U.S. on access to audit and other information regarding Chinese companies. In November 2020, an executive order was issued prohibiting investments in certain Chinese companies that might be owned or controlled by the military, resulting in NASDAQ removing shares of certain companies from its indexes and the NYSE delisting certain companies. In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law, requiring the SEC to ban trading on all U.S. exchanges of any foreign company for which the Public Company Accounting Oversight Board (“PCAOB”) is unable to inspect audit workpapers for three consecutive years, which is a particular threat to Chinese companies as PCAOB inspection of the audit work of foreign accounting firms conflicts with Chinese law and policy. The enactment of the HFCAA and other efforts to increase U.S. regulatory access to audit workpapers could cause investor uncertainty, and the market price of any Chinese securities held by a Fund could be adversely affected. In addition, PCAOB’s inability to evaluate the audits and quality control procedures of auditors deprive investors of the transparency and protections provided by such evaluations and may subject such investors to a heightened risk of fraud. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent a Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections.

In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, EU and other countries, which could adversely affect European and global energy and financial markets, as well as commodity prices, supply chains and global trade. This and future geopolitical tensions could have an outsized impact on the Fund’s investments due to its exposure to frontier markets, commodities, and/or energy.

Forward and Futures Contract Risk. The successful use of forward and futures contracts draws upon the Adviser’s or Sub-Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, or to meet margin increases required as a result of market conditions or periods of high volatility, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund could be unable to recover assets held at the futures clearing broker, even assets directly traceable to the Fund from the futures clearing broker in the event of a bankruptcy of the broker. A futures clearing broker is required to segregate customer funds pursuant to the Commodities Exchange Act and the regulations of the U.S. Commodity Futures Trading Commission (“CFTC”). However, in the unlikely event of the broker’s bankruptcy, there is no equivalent of the Securities Investors Protection Corporation insurance as is applicable in the case of securities broker dealers’ bankruptcies.

Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap. Trading halts may lead to gap risk.

22

Geographic and Sector Risk. The risk that if the Fund or an Underlying Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s or Underlying Fund’s investments more than if the Fund’s or Underlying Fund’s investments were not so focused. While the Fund or an Underlying Fund may not concentrate in any one industry, the Fund or an Underlying Fund may invest without limitation in a particular country or sector.

Hedging Transactions Risk. The Adviser may employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Yield Risk. Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets can diminish the Fund’s or an Underlying Fund’s ability to obtain accurate market quotations when valuing portfolio securities and thereby give rise to valuation risk. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending on a number of factors and may adversely affect the Fund’s performance.

Index Risk. If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the management fees of the investment company or ETF in addition to those paid by the Fund. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. The Fund may invest in inverse ETFs, which may result in increased volatility and will magnify the Fund’s losses or gains. During periods of market volatility, inverse ETFs may not perform as expected.

Issuer-Specific Risk. The value of a specific security or option can be more volatile than the market as a whole and may perform worse than the market as a whole. The value of large cap securities, as represented by the S&P 500 Index, can be more volatile than smaller cap securities due to differing market reactions to adverse issuer, political, regulatory, market, or economic developments.

23

Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations to meet additional margin requirements or to meet collateral segregation requirements or regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

LIBOR Risk. The Fund (or an Underlying Fund) may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”).

In 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of certain LIBOR settings a representative basis at the end of 2021 and is expected to cease publication of the remaining LIBOR settings on a representative basis after June 30, 2023.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. Uncertainty related to the liquidity impact of the change in rates, negative effects on the valuation of the Fund’s investments, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made.

The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV. The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

24

Liquidity Risk. There is risk that the Fund may not be able liquidate its holdings because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Recently, dealers have generally been less willing to make markets for fixed income securities. Any of these events could have a negative effect on Fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance.

Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses or models could affect the ability of the portfolio managers to implement strategies. In addition, the Fund’s dynamic strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position. Additionally, the Sub-Adviser may have conflicts of interest that could interfere with its management of the Fund’s portfolio. For example, the Sub-Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Fund and other clients. Further information regarding conflicts of interest is available in the SAI.

Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by beginning to increase interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

25

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond and other markets, volatility in the equities or securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

26

MLP Risk. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments. Additional risks of MLPs include the following: a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs or MLP-related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs. MLPs are also subject to risks that are specific to the industry they serve. MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. As a partnership, an MLP has no tax liability at the entity level if it receives at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs. The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general. MLPs were adversely impacted by the reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the COVID-19 pandemic, which triggered an unprecedented sell-off of energy pipeline and midstream companies in 2020. Recently, global oil prices have experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history. Reduced production and continued oil price volatility may adversely impact the value of the Fund’s investments in MLPs and energy infrastructure companies.

Mortgage-Backed and Asset-Backed Securities Risk. Associated with mortgage-backed and asset-backed securities is prepayment risk. If interest rates fall, the underlying debt may be repaid early, reducing the value of the Fund’s investments. On the other hand, if interest rates rise, the duration of the securities may be extended, making them more sensitive to changes in interest rates. Furthermore, fewer prepayments may be made, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of mortgage-backed and asset-backed securities may be considerably affected by changes in interest rates, the market’s perception of issuers, declines in the value of collateral, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly.

New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

27

Preferred Stock Risk. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuers’ earnings and assets before common stock owners but after bond owners. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. The value of preferred stocks will usually react more strongly than bonds and other debt securities to actual or perceived changes in issuer’s financial condition or prospects and may be less liquid than common stocks.

Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses, such as higher transactional and brokerage costs, that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of investment companies trading certain derivative instruments to regulation by the CFTC, including additional disclosure and operational obligations. The SEC recently adopted regulations that will subject activities of investment companies trading certain derivative instruments to additional regulation, which may increase the operating expenses of the Fund and impair the Fund’s ability to achieve its investment objective.

Securities Lending Risk. To realize additional income, the Fund may lend portfolio securities with a value of up to 33 1/3% of the total assets, including any collateral received from the loans. The Fund receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Fund receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by the Adviser. The Fund may use any cash collateral it receives to invest in short-term investments, including money market funds. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Fund may be less than the value of the securities on loan. The Fund will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

○	Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

28

○	Total Return Swaps Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Underlying Fund Risk. The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Fund’s investments in the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”). Shareholders may request portfolio holdings schedules at no charge by calling 1-866-866-4848.

CYBERSECURITY: The computer systems, networks and devices used by the Fund and its Service Providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its Service Providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund or its Service Providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

29

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Changes of Investment Policies

In accordance with Rule 35d-1 under the 1940 Act, the Fund adopted a non-fundamental investment policy that it will, under normal market conditions, invest at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of ETFs that each invest at least 80% of their assets in U.S. equity securities. This requirement is applied at the time of investment. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

MANAGEMENT

INVESTMENT ADVISER

Regents Park Funds, LLC, located at 4041 MacArthur Boulevard, Suite 155, Newport Beach, CA 92660, serves as the investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs pursuant to an Investment Advisory Agreement between the Fund and the Adviser. Regents Park was founded in May, 2016 and as of July 31, 2022, the Adviser had approximately $515 million in assets under management. Anfield Group, LLC (“Anfield Group”), which is wholly owned by the David Young and Sandra G. Glain Family Trust, wholly owns Regents Park.

Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the Fund’s day-to-day operations; including selecting the overall investment strategies of the Fund; monitoring and evaluating investment sub-adviser performance; and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the Adviser. The Adviser has the ultimate responsibility to oversee any investment sub-advisers, and to recommend their hiring, termination and replacement, subject to approval of the Trust’s Board of Trustees.

The management fee set forth in the Investment Advisory Agreement with respect to the Fund is 0.80% annually, to be paid on a monthly basis. For the fiscal year ended July 31, 2022, the aggregate fee paid to the Fund’s investment adviser was 0.22% of the Fund’s average daily net assets. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through November 30, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.50% of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years within the three years after the fees have been waived or reimbursed if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of the recoupment. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s annual report to shareholders dated July 31, 2022.

30

INVESTMENT SUB-ADVISER

Anfield Capital Management, LLC, located at 4041 MacArthur Boulevard, Suite 155, Newport Beach, CA 92660, serves as Sub-Adviser to the Fund. The Sub-Adviser was formed in 2009 and currently manages assets for private investors, financial intermediaries, and institutional clients. As of July 31, 2022, it had approximately $2.1 billion in assets under management. Anfield Group owns a 92% majority interest in Anfield. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

PORTFOLIO MANAGERS

Peter van de Zilver, CFA Portfolio Manager, Risk Management

Mr. van de Zilver has served as Head of Portfolio Manager Analytics and Risk Management at the Adviser since 2012. Mr. van de Zilver has over 20 years of investment management experience and retired in 2010 from a senior position in PIMCO’s Portfolio Analytics group, where he was responsible for the architecture, development and implementation of many of PIMCO’s analytics and risk management systems. Mr. van de Zilver holds a Chartered Financial Analyst (CFA) designation.

Cyrille Conseil, CFA Portfolio Manager, Research and Trading

Mr. Conseil is a Portfolio Manager of Anfield and a senior member of the Adviser’s Investment Committee. Mr. Conseil has over 25 years of investment management experience and joined the Adviser in 2012. Prior to joining the Adviser, Mr. Conseil was an Executive Vice President, Portfolio Manager and Head of the global leveraged loan desk at PIMCO since May of 2005. Mr. Conseil holds a Chartered Financial Analyst (CFA) designation.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

DETERMINATION OF NET ASSET VALUE

The NAV and offering price (NAV plus any applicable sales charges) of the Fund’s shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

31

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board shall be responsible for reviewing and approving fair value methodologies utilized by a Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest (directly or indirectly through Underlying Funds) in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund (or Underlying Fund) does not price its shares, the value of some of the Fund’s portfolio securities may change on days when authorized participants (“APs”) may not be able to purchase or redeem Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, such Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”www.RegentsParkFunds.com.

32

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”). Shares of the Dynamic Fixed Income ETF are listed under the symbol ADFI. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

33

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services. If the distributor or other firms that provide distribution and shareholder services provide these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Additional Compensation to Financial Intermediaries: Northern Lights Distributors, LLC, the Fund’s distributor, its affiliates, and the Fund’s Adviser or Sub-Adviser or their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund, including affiliates of the Adviser or Sub-Adviser. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to any Rule 12b-1 fees that the Fund could charge pursuant to a Rule 12b-1 plan and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,

●	You sell your shares listed on the Exchange, and

●	You purchase or redeem Creation Units.

34

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly by the Dynamic Fixed Income ETF. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain -- a maximum of 20%. In addition, a 3.8% Medicare tax will also apply. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations -- subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you at ordinary income or capital gain rates (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component (as defined in the SAI) it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

35

FUND SERVICE PROVIDERS

Ultimus Fund Solutions, LLC is the Fund’s administrator and fund accountant. It has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. It is an affiliate of the Distributor.

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110, is the Fund’s custodian and transfer agent.

Northern Lights Distributors, LLC (the “Distributor”), 4221 North 203rd Street, Ste. 100 Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, serves as legal counsel to the Trust.

Deloitte & Touche, LLP, located at 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92626, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Investment by Other Investment Companies

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 under the 1940 Act allows a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into an Investment Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Fund.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

36

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-866-4848 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by Deloitte & Touche, LLP, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s July 31, 2022 annual report, which is available upon request and is incorporated by reference in the SAI. The information for the period ended July 31, 2021 has been derived from financial statements audited by the Fund’s prior auditor.

37

Anfield Dynamic Fixed Income ETF

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	For the Year Ended	For the Period Ended
	July 31, 2022	July 31, 2021 (a)
Net asset value, beginning of period	$9.77	$10.00

Activity from investment operations:
Net investment income (b)	0.07	0.06
Net realized and unrealized loss on investments	(1.02)	(0.21	) (l)
Total from investment operations	(0.95)	(0.15)
Less distributions from:
Net investment income	(0.07)	(0.07)
Return of capital	(0.02)	(0.01)
Total distributions	(0.09)	(0.08)

Net asset value, end of period	$8.73	$9.77
Market price, end of period	$8.73	$9.76
Total return (c)(d)	(9.73)%	(1.58	)% (e)
Market price total return	(9.63)%	(1.63	)% (e)

Net assets, end of period (000s)	$15,500	$15,389

Ratio of gross expenses to average net assets (g)(h)	2.01%	2.98	% (f)
Ratio of net expenses to average net assets (h)(i)	1.43%	1.30	% (f)
Ratio of net investment income to average net assets (j)	0.74%	0.64	% (f)
Portfolio Turnover Rate (k)	35%	26	% (e)

(a)	The Anfield Dynamic Fixed Income ETF commenced operations on August 17, 2020.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the year/period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Total return would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Not annualized.
(f)	Annualized.
(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(h)	Does not include the expenses of other investment companies in with the Fund invests.
(i)	Represents the ratio of expenses to average net assets inclusive of fee waivers an/or expense reimbursement by the Advisor.
(j)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(k)	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
(l)	Due to the timing of shareholder transactions the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

38

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:
● Social Security number and income
● Account transactions and transaction history
● Investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

39

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
	●	open an account or give us contact information
	●	provide account information or give us your income information
	●	make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.
	●	Two Roads Shared Trust does not jointly market.

40

Anfield Dynamic Fixed Income ETF

Adviser	Regents Park Funds, LLC 4041 MacArthur Blvd., Suite 155 Newport Beach, CA 92660	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Ste. 100 Elkhorn, Nebraska 68022-3474
Sub-Adviser	Anfield Capital Management, LLC 4041 MacArthur Blvd., Suite 155 Newport Beach, CA 92660	Legal Counsel	Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020
Custodian & Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Independent Registered Public Accountant	Deloitte & Touche, LLP 695 Town Center Drive, Suite 1000 Costa Mesa, CA 92626
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Fund is included in the Fund’s SAI dated November 30, 2022. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-866-866-4848. The SAI, annual and semi-annual reports and other information relating to the Fund can be found, free of charge, at www.RegentsParkFunds.com. You may also write to:

Anfield Dynamic Fixed Income ETF

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22718

Anfield Dynamic Fixed Income ETF

ADFI

A series of Two Roads Shared Trust

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2022

Listed and traded on:

Cboe BZX Exchange, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the Anfield Dynamic Fixed Income ETF (the “Fund”) dated November 30, 2022. The Fund’s prospectus (the “Prospectus”) is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Prospectus, annual or semi-annual reports (when available) without charge by contacting the Fund’s Distributor, Northern Lights Distributors, LLC, 4221 North 203rd Street, Ste. 100, Elkhorn, NE 68022 or by calling 1-866-866-4848. The financial statements of the Fund included in the annual report, including the notes thereto and the report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI. You may also obtain the Prospectus by visiting the Fund’s website at www.RegentsParkFunds.com.

TABLE OF CONTENTS

THE FUND	1
TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS	2
INVESTMENT RESTRICTIONS	25
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	26
MANAGEMENT	28
CONTROL PERSONS AND PRINCIPAL HOLDERS	32
INVESTMENT ADVISER AND SUB-ADVISER	33
THE DISTRIBUTOR	36
PORTFOLIO MANAGERS	38
ALLOCATION OF PORTFOLIO BROKERAGE	39
PORTFOLIO TURNOVER	39
OTHER SERVICE PROVIDERS	40
DESCRIPTION OF SHARES	41
ANTI-MONEY LAUNDERING PROGRAM	42
PURCHASE, REDEMPTION AND PRICING OF SHARES	42
TAX STATUS	50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56
LEGAL COUNSEL	56
FINANCIAL STATEMENTS	56
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B – DESCRIPTION OF SECURITIES RATINGS	B-1

i

THE FUND

The Fund is a series of Two Roads Shared Trust, a Delaware statutory trust organized on June 8, 2012 (the “Trust”). The Trust is registered as an open-end management investment company currently consisting of twenty-five separate, active portfolios. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a “diversified” series of the Trust, meaning the Fund is subject to the diversification requirements of the Investment Company Act of 1940 (the “1940 Act”), which generally limit investments, as to 75% of a fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities.

The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may launch other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the 1940 Act and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Fund will issue and redeem Shares at net asset value (“NAV”) only in aggregations of 25,000 Shares (a “Creation Unit”). The Fund will issue and redeem Creation Units principally in exchange for an in-kind deposit of a basket of designated securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. The Fund is approved for listing on Cboe BZX Exchange, Inc. (the “Exchange”). Shares will trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of Shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.

TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS

The investment objective of the Fund and the description of the Fund’s principal investment strategies are set forth under “Investment Objective” and “Principal Investment Strategies” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Fund.

The following pages contain more detailed information about the types of instruments in which the Fund may invest directly or indirectly as a principal or non-principal investment strategy. These instruments include other investment companies and strategies Regents Park Funds, LLC (“Regents Park” or the “Adviser”) or Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”) employ in pursuit of the Fund’s investment objective and a summary of related risks.

Securities of Other Investment Companies (“Underlying Funds”)

Investments in exchange-traded funds (“ETFs”) and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. Pursuant to Rule 12d1-4, the Fund and any “affiliated persons,” as defined by the 1940 Act, must comply with certain conditions in order to: 1) purchase more than 3% of an investment company’s (including ETFs) outstanding shares; 2) invest more than 5% of a Fund’s assets in any single such investment company, and 3) invest more than 10% of a Fund’s assets in investment companies overall. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser or Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference. In addition, Section 12(d)(1)(f) allows an alternative method for unaffiliated funds to invest in underlying funds provided such investments are made in accordance with the requirements of Section 12(d)(1)(f). An underlying fund whose shares are purchased by the Fund in reliance on Section 12(d)(1)(f) will not be obligated to redeem shares held by the Fund in an amount exceeding 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and its Adviser and Sub-Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the Adviser or Sub-Adviser of the Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Each investment company is subject to specific risks, depending on the nature of the Fund. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.

Open-End Investment Companies

The Fund may invest in shares of open-end investment companies. Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

Exchange-Traded Funds

ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable from the ETF, except upon termination of the ETF. To redeem from the ETF, an investor must accumulate enough ETF shares to reconstitute a creation unit. Upon redemption of a creation unit, an investor will receive securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day. The Fund may sell ETF shares through a broker dealer.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

Closed-End Investment Companies

The shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or Sub-Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Business Development Companies

Business development companies (“BDCs”) are regulated under the 1940 Act and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies and small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements, and must distribute at least 90% of their taxable earnings as dividends. Additionally, a BDC’s expenses are not direct expenses paid by Fund shareholders and are not used to calculate the Fund’s net asset value.

Adviser Risks

If the Adviser to the Fund manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies. Also, the Adviser manages other accounts. This increases the competition for the same trades which the Fund makes. There is no assurance that the Fund’s trading will generate the same results as any other accounts managed by the Adviser.

Borrowing

While the Fund does not anticipate doing so, other than for cash management, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when the Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. See Appendix B for more information on ratings assigned to commercial paper. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to non-convertible fixed income securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt Securities

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer duration tend to fall more in value when interest rates rise than corporate debt securities with shorter duration.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholders transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. In addition to the investment risks associated with the underlying issuer, ADRs expose the Fund to additional risks associated with the non-uniform terms that apply to ADR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the program, currency risk and liquidity risk. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Global Depositary Receipts (“GDRs”), receipts issued by non-U.S. financial institutions evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities indices and foreign (non-U.S.) currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign (non-U.S.) currencies, interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates, foreign (non-U.S.) currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign (non-U.S.) currencies for purposes of increasing exposure to a foreign (non-U.S.) currency or to shift exposure to foreign (non-U.S.) currency fluctuations from one country to another. The Fund will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging the portfolio of the Fund as described below.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived, at least in part, from or related to the price or value of another instrument or asset or the level of an index, such as the S&P 500 Index, or indices, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to correctly forecast interest rates and other economic factors. If the Adviser or Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

Investment in futures-related and commodity-linked derivatives may subject the Fund to additional risks, and in particular may subject the Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, the Fund must, among other requirements, derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

Some forms of derivative instruments, such as exchange-traded futures and certain options, are traded on regulated exchanges. These types of derivative instruments are standardized contracts for which market quotations are published daily. Non-standardized derivative instruments, on the other hand, tend to be more specialized or complex, and may be harder to value. While derivative instruments may be useful for investment and hedging, they also carry additional risks. Some derivative instruments have the effect of leverage on the Fund, meaning that a small investment in derivative instruments could have a potentially large impact on the Fund’s returns. The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by the Adviser or Sub-Adviser.

Regulatory Risks of Derivative Use

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

The European Union (and some other countries) are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these regulations are new and evolving (and some of the rules are not yet final), their impact remains unclear. These regulations could limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

Effective 2013, the Commodities Futures Trading Commission (“CFTC”) rules require advisers to certain registered investment companies to register with the CFTC as a commodity pool operators (“CPO”) if their investment companies are unable to meet certain trading and marketing limitations. The Fund’s Adviser has claimed relief from registration as a CPO. However, it is possible that the Adviser may be required to register as a CPO in the future and comply with any applicable reporting, disclosure or other regulatory requirements. Compliance with CFTC regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

It is also possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

The U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC and certain futures exchanges have also established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser or Sub-Adviser and any of their affiliates may be aggregated for this purpose. The trading decisions of the Adviser or Sub-Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions on securities above a certain de minimis threshold and may adopt rules requiring monthly and/or enhanced public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s securities short positions or its strategy become generally known, it could have a significant effect on the Adviser’s or Sub-Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s or Sub-Adviser’s ability to access management and other personnel at certain companies where the Adviser or Sub-Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales of securities in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer. A preferred stock may be considered either debt or equity, depending on the economic characteristics exhibited by such preferred stock.

Foreign Investments - General

To the extent consistent with its investment objective and strategies, the Fund may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. Foreign fixed-income securities may include Eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers; more or less foreign government regulation; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less market liquidity, more market volatility and economic, political and social instability in the countries in which the Fund invests. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world. European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

On January 31, 2020, the United Kingdom (the “UK”) left the EU. This departure, commonly referred to as “Brexit,” commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. As a result, the Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions.

Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Fund’s or an underlying fund’s investments in securities issued by companies located in EU countries. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching, and the resulting market volatility may have an adverse effect on the performance of the Fund.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

To the extent consistent with its investment objectives and strategies, the Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund or of an underlying fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund or underlying fund due to subsequent declines in value of the portfolio securities or, if the Fund or underlying fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the underlying funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

Foreign Investments—Emerging and Frontier Markets

The Fund may also invest in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging countries are less liquid, subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Illiquid and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers) or legal or contractual restrictions on resale (e.g., because they have not been registered under the Securities Act). Illiquid investments include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Foreign (non-U.S.) securities that are freely tradable in their principal markets are not considered to be illiquid.

To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk. Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain investments that are not registered under the Securities Act, including foreign (non-U.S.) securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign (non-U.S.) issuers sponsored by the Financial Industry Regulatory, Inc.

Under the current guidelines of the staff of the SEC, illiquid investments are also considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under federal securities laws.

Under guidelines adopted by the Trust’s Board, the Fund’s Adviser or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required, to the SEC.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”), currently up to $250,000. The Fund may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser or Sub-Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers.

Recent Market Events

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, as a possible consequence of the measures taken in response to the spread of COVID-19 and the resulting market disruptions, volatility and liquidity concerns, the Fund may have difficulty in complying with the distribution requirements necessary for the Fund to maintain its status as a regulated investment company under the Code.

Regulation as a Commodity Pool Operator

The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, neither Fund will be subject to registration or regulation as a commodity pool operator.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests. To the extent an investment meets the qualifications of a REIT under the Code, the REIT will not be taxed on distributions made to the Fund. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates (currently, at a flat rate of 21%). The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or Sub-Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, the Philadelphia Stock Exchange, and the NASDAQ PHLX.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser or Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Short Sales

The Fund may employ “short selling” for both (1) investment purposes and (2) for defensive purposes as a hedging strategy. For investment purposes, when the Adviser or Sub-Adviser believes that particular index, company or sector is relatively overvalued, the Fund may sell a security short with the expectation that it can be repurchased at a lower price, thus generating a gain for the Fund. For defensive purposes, when the Adviser or Sub-Adviser believes that a security or group of securities in the Fund is susceptible to a decline in value, the Fund may sell a security short with the expectation any decline in value of the security sold short will serve to offset some of the decline in value suffered by the Fund’s portfolio of securities. A short sale strategy is different than a long-only strategy because it consists of selling borrowed shares in the hope that they can be bought back later at a lower price.

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Fund’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited.

Short sales create a risk that the Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.

To the extent that the Fund uses short sales as a hedging technique, the Fund is subject to correlation risk. Specifically, the correlation between the security sold short and the hedged security may be imperfect, reducing the expected benefit to the Fund of a short sale, or there may be no correlation at all. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payments, such as lender fees, replacement of dividends or interest that the Fund may be required to make with respect to the borrowed securities. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the Fund to return the securities on short notice, which may require the Fund to purchase the borrowed securities at an unfavorable price, resulting in a loss. Positions in shorted securities are speculative and riskier than “long” positions (purchases) because the cost of the replacement security is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. If the Fund is required to cover its short positions in securities at the same time other short-sellers are trying to borrow or buy such securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short positions at an unfavorable price. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Technology Risk

The Adviser or Sub-Adviser uses various technologies in managing the Fund, consistent with the Fund’s investment objective and strategy described in the Fund’s prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively impact the Fund.

Temporary Defensive Position

In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short term U.S. government securities. If the Fund were to take a temporary defensive position, its opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Fund’s investment objective.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Fund’s prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

The Fund’s futures contracts may be subject to periods of illiquidity because of market conditions, regulatory considerations and other reasons. For example, commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily limits.” During a single day, no trades may be executed at prices beyond the daily limit. Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity futures contracts can neither be taken nor liquidated unless the traders are willing to effect trades at or within the limit. Futures contract prices have occasionally moved the daily limit for several consecutive days with little or no trading. Such market conditions could prevent the Fund from promptly liquidating its futures contracts.

United States Government Agency

The Fund may invest in securities issued by United States Government Agencies. These consist of fixed income securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund may suffer greater levels of default than was historically experienced.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Receipts

Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury Receipts (“TRs”) and Separately Traded Registered Interest and Principal Securities (“STRIPS”) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

U.S. Government Zero Coupon Securities

STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Treasury Obligations

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser or Sub-Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Concentrate its investments in a particular industry, as that term is used in the 1940 Act;

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

With respect to the fundamental policy relating to concentration set forth in (5) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (5) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The Fund’s investment adviser may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by the investment adviser or another Fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by the investment adviser based on its analysis of the economic characteristics of the issuer. With respect to the fundamental policy relating to concentration set forth in (5) above, if the Fund invests in one or more investment companies that concentrates its investments in a particular industry, the Fund will examine its other investment company holdings to ensure that the Fund is not indirectly concentrating its investments in a particular industry.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund’s portfolio holdings are, or will be, disclosed on the Adviser’s website at RegentsParkFunds.com each day the Fund is open for business. The Fund’s portfolio holdings information will also generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Fund also discloses its portfolio holdings reports on Form N-CSR and Form N-PORT two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their posting on the Adviser’s website or their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose of the Fund and that the recipient is subject to a duty to keep the information confidential.

●	The Adviser and Sub-Adviser. Personnel of the Adviser and Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to portfolio holdings since that information is necessary in order for the Adviser and Sub-Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio managers in the trading of such securities, Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

●	Ultimus Fund Solutions, LLC (“Administrator”) is the fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Brown Brothers Harriman & Co. (“BBH”) is custodian and transfer agent for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Deloitte & Touche, LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing other audit, tax and related services for the Fund.

●	Blank Rome LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information in connection with the operation or administration of the Fund, as determined by the Trust’s Chief Compliance Officer, and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, the Sub-Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures. The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (collectively, the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser or Sub-Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including, but not limited to, a President, a Secretary, a Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by Mark Gersten, who has served as the Chairman of the Board since the Trust was first registered with the SEC in 2012. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised entirely of Independent Trustees and has established an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin holds both a Chartered Financial Analyst (“CFA”) and Professional Risk Manager (“PRM”) designation and has earned and holds advanced degrees in international business, negotiation and derivatives. Mark Gersten has over 35 years of business experience in the investment management business with a focus on mutual funds and alternative funds. He serves as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his service to this board and extensive experience administering mutual funds. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Neil Kaufman has over 35 years of experience as a corporate and securities attorney and possesses a deep understanding of the securities industry in general and financial statements in particular. Mr. Kaufman has previously served as the Chairman of a NASDAQ-listed technology company and the Chairman of the Banking & Securities Law committee of the Nassau County Bar Association. Anita Krug has 9 years of experience as an attorney advising investment companies and investment advisory firms, particularly those managing hedge funds. She also has extensive experience as a law professor whose scholarship focuses on investment advisers, hedge funds and mutual funds. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them well qualified.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021–present)	8	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 – 2017); iCapital KKR Private Markets Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018), OHA CLO Enhanced Equity II Genpar LLP (since 2021)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	8	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iCapital KKR Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015–2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman, McGowan PLLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010–2016)	8	iCapital KKR Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018–2019) University of Washington Bothell; Interim Dean (2017–2018), Professor (2016–2019), Associate Professor (2014–2016); and Assistant Professor (2010–2014), University of Washington School of Law	8	iCapital KKR Private Markets Fund (since 2014); Centerstone Investors Trust (2016–2021)

*	Information is as of July 31, 2022.
**	As of July 31, 2022, the Trust was comprised of 25 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those series of the Trust that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other series of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series of the Trust, except for the Anfield Universal Fixed Income Fund, which is advised by Anfield, the Anfield U.S. Equity Sector Rotation ETF, the Anfield Universal Fixed Income ETF, the Anfield Diversified Alternatives ETF, Regents Park Hedged Market Strategy ETF, and the APEX Healthcare ETF, which are advised by the Fund’s Adviser and sub-advised by Anfield and the Affinity World Leaders Equity ETF, which is advised by the Fund’s Adviser.

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Ultimus Fund Solutions, LLC.	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions, LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions, LLC (2011-2014).	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug 2022 Secretary Since Aug 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of July 31, 2022.
**	As of July 31, 2022, the Trust was comprised of 25 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those series of the Trust that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other series of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series of the Trust, except for the Anfield Universal Fixed Income Fund, which is advised by Anfield, the Anfield U.S. Equity Sector Rotation ETF, the Anfield Universal Fixed Income ETF, the Anfield Diversified Alternatives ETF, Regents Park Hedged Market Strategy ETF and the APEX Healthcare ETF, which are advised by the Fund’s Adviser and sub-advised by Anfield and the Affinity World Leaders Equity ETF, which is advised by the Fund’s Adviser.

Audit Committee. The Board has an Audit Committee that consists of all of the Trustees, none of whom is an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include, among other things: (i) the selection, retention or termination of the Trust’s independent auditors and approval of audit and non-audit services to be provided by the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended July 31, 2022, the Audit Committee held eight meetings.

Compensation of Trustees.

Effective January 1, 2022, the Trust pays each Independent Trustee a fee of $75,000 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board receives an additional annual fee of $20,000 and the Chairman of the Audit Committee receives an additional annual fee of $15,000. The Trust also pays each Independent Trustee a fee of $1,000 for each Board meeting (and/or Committee meeting held in connection with such a Board meeting) other than a regularly scheduled meeting (a “Special Meeting”), except that the Audit Committee will permit up to four Special Meetings a year without any additional fees.

Prior to January 1, 2022, the Trust paid each Independent Trustee a fee of $50,000 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board received an additional annual fee of $12,500 and the Chairman of the Audit Committee received an additional annual fee of $10,000.

No “interested persons” who serves as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

The table below details the amount of compensation the Trustees received from the Fund during the year ended July 31, 2022*. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

Name and Position	Aggregate Compensation From Anfield Dynamic Fixed Income ETF	Total Compensation From Fund Complex Paid to Trustees**
Mark Garbin	$2,773.77	$20,358
Mark Gersten	$3,494.47	$25,648
Neil Kaufman	$3,404.18	$24,985
Anita Krug	$2,773.77	$20,358

*	The Trust is comprised of multiple series with differing fiscal year ends. The funds in the Fund Complex, as defined below, may also have differing fiscal year ends. The compensation paid to the Board of Trustees is determined on a calendar quarter basis.
**	As of July 31, 2022, the Trust was comprised of 25 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” refers only to the Fund and to the Affinity World Leaders Equity ETF, the Anfield U.S. Equity Sector Rotation ETF, the Anfield Diversified Alternative ETF, the Anfield Universal Fixed Income ETF, Anfield Universal Fixed Income Fund, Regents Park Hedged Market Strategy ETF and the APEX HealthCare ETF, and not to any other series of the Trust. For the fiscal year ended July 31, 2022, the aggregate Independent Trustees’ fees paid by the entire Trust were $278,750. Trustees’ fees are allocated equally to each series in the Trust.

Trustees’ Ownership of Shares in the Fund. As of December 31, 2021, the Trustees beneficially owned the following amounts in the Fund and the family of investment companies overseen by the Trustees.

Name of Trustee	Dollar Range of Equity Securities in the Anfield Dynamic Fixed Income ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Mark Garbin	None	$50,000-100,000
Mark Gersten	None	$10,001-50,000
Neil Kaufman	None	None
Anita Krug	None	None

*	Refers to all series of the Trust

Management Ownership

As of November 15, 2022, the Trustees and officers, as a group, owned less than 1% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the date of this SAI, the Trust does not have information concerning the beneficial ownership of shares held.

INVESTMENT ADVISER AND SUB-ADVISER

Regents Park Funds, LLC, 4041 MacArthur Blvd., Suite 155, Newport Beach, CA 92660, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s investment-related business affairs. Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Adviser, in conformity with the stated policies of the Fund, has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser’s duties include setting the Fund’s overall investment strategies and asset allocation.

Pursuant to the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to provide a program of continuous investment management for the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. Pursuant to the Advisory Agreement and subject to the delegation of any such duties to a Sub-Adviser as described below, the Adviser shall act as the investment adviser to the Fund and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the Advisory Agreement, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Advisory Agreement further provides that the Adviser shall make investment decisions for the Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth in the Advisory Agreement, including those duties described in the preceding paragraph, may be delegated to such investment sub-advisers subject to approval by the Board. Additionally, if one or more investment sub-advisers are appointed with respect to the Fund, the Advisory Agreement provides that the Adviser shall monitor and evaluate the performance of such investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and supplemental administrative services necessary for the operation of the Fund. These services include providing assisting in the supervising of relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Fund pays an annual management fee (computed daily and payable monthly) of the Fund’s average daily net assets to the Adviser pursuant to the Advisory Agreement as follows:

Fund	Advisory Fee
Anfield Dynamic Fixed Income ETF	0.80%

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through November 30, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), and extraordinary expenses such as litigation expenses) will not exceed 1.50% of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years within the three years after the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares (with respect to the Fund). The Advisory Agreement shall terminate automatically in the event of its assignment.

The table below provides information about the advisory fees paid to the Adviser by the Fund for the fiscal period ended July 31, 2021 and for the fiscal year ended July 31, 2022:

Fiscal Year	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
July 31, 2021(1)	0.80%	$58,206	$58,206	$0	$64,979	$123,185
July 31, 2022	0.80%	$132,264	$96,600	$35,664	$0	$96,600

(1)	Reflects the period from Fund’s commencement on August 17, 2020 through July 31, 2021.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Anfield Capital Management, LLC to serve as Sub-Adviser to the Fund. The Sub-Adviser is responsible for selecting investments and assuring that investments are made in accordance with the Fund’s investment objective, policies and restrictions.

The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund, in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee on its portion of the Fund’s average daily net assets. The Sub-Adviser is paid by the Adviser, not the Fund.

The Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Affiliated Sub-Adviser

Regents Park and Anfield are affiliates in that they are both owned and controlled by Anfield Group, LLC. Regents Park and Anfield share the same principal place of business and are under joint ownership and control and share common officers and employees. Advisory arrangements involving affiliated sub-advisers present certain conflicts of interest. Since Regents Park and Anfield are affiliates, Regents Park’s use of Anfield presents a potential conflict of interest because Regents Park has financial and non-financial incentives for selecting Anfield over other sub-advisers. An investment adviser may be inclined to act in its own interest by recommending to clients the services of an affiliated sub-adviser that provide benefits to the investment adviser, instead of recommending the service that is in the best interest of the client. Anfield, the affiliated sub-adviser, will benefit from increased sub-advisory fees. In addition, Regents Park will benefit, not only from the net advisory fee retained by the Adviser but also from the sub-advisory fee paid by the Adviser to Anfield. Consequently, Regents Park and Anfield may be viewed as benefiting financially from: (i) the appointment of or continued service of Anfield as a Sub-Adviser by Regents Park; and (ii) the allocation by Anfield of the funds advised by Regents Park as part of certain investment portfolios for its clients. However, both Regents Park, in recommending to the Board the appointment or continued service of Anfield as a Sub-Adviser, and Anfield, in the allocation by Anfield of funds advised by Regents Park, including the Fund, as part of certain investment portfolios, have a fiduciary duty to act in the best interests of their clients, including the Fund and its shareholders. Regents Park has a duty to recommend that Anfield be selected, retained, or replaced only when Regents Park believes it is in the best interests of Fund shareholders. The Board, comprised wholly of Independent Trustees, is aware of and monitor these conflicts of interest.

Codes of Ethics

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code of Ethics”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and v) accountability for adherence to the Code of Ethics.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or Sub-Adviser, as applicable, subject to the Board’s continuing oversight. The Policies require that the Adviser or Sub-Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser or Sub-Adviser to present to the Board, at least annually, the Adviser’s (and Sub-Adviser’s) Proxy Voting Policies and a record of each proxy voted by the Adviser or Sub-Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser or Sub-Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s or Sub-Adviser’s interests and the Fund’s interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s and Sub-Adviser’s proxy voting policies are attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-866-866-4848 and such information will be sent within three business days of receipt of a request and (2) on the SEC’s website at http://www.sec.gov.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the FINRA. The offering of the Fund’s shares is continuous. The ETF Distribution Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The ETF Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The ETF Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The ETF Distribution Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

Rule 12b-1 Plan

The Trust, with respect to the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of the Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees who do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of Independent Trustees will be committed to the discretion of current Independent Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement. No “interested person” (as defined in the 1940 Act) of the Fund nor any Trustee had a direct or indirect financial interest in the operation of the plans or related agreements.

PORTFOLIO MANAGERS

Peter Van de Zilver, and Cyrille Conseil serve as the portfolio managers of the Fund. As of July 31, 2022 the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

Peter Van de Zilver

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	6	$581 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	815	$608 million	0	0

Cyrille Conseil

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	2	$240 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser and Sub-Adviser each have adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Messrs. Van de Zilver and Conseil are compensated through a combination of base salary, discretionary bonus and equity participation in the Sub-Adviser.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Peter Van de Zilver	$0
Cyrille Conseil	$0

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser or a Sub-Adviser. The Adviser and the Sub-Adviser are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser or Sub-Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser or Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or Sub-Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser or Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund

For the fiscal period ended July 31, 2021, the Fund paid $693 in brokerage commissions. For the fiscal year ended July 31, 2022, the Fund paid $2,767 in brokerage commissions. The increased brokerage commissions are due in large part to the increase in the size of the fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the fund securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

During the fiscal period ended July 31, 2021, the portfolio turnover for the Fund was 26%. During the fiscal year ended July 31, 2022, the portfolio turnover for the Fund was 35%.

OTHER SERVICE PROVIDERS

Fund Administration

Ultimus Fund Solutions, LLC, (the “Administrator”), which has its principal office at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. The Administrator is an affiliate of the Distributor.

Pursuant to an ETF Fund Services Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The ETF Fund Services Agreement is dated September 28, 2021 and was initially approved with respect to the Fund by the Board at a meeting held on September 28-29, 2021. The ETF Fund Services Agreement remains in effect for two years from the effective date of the agreement, and is subject to annual approval of the Board for one-year periods thereafter. The ETF Fund Services Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This ETF Fund Services Agreement provides that in the absence of willful misconduct, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the ETF Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) monitoring sales of Shares and ensure that the Shares are properly and duly listed with the applicable securities exchanges; and (vii) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the prospectuses.

The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund; and (viii) creating the Fund’s daily portfolio composition file (“PCF”), assisting with inputting the PCF into the NSCC system and facilitating any other communications required by the NSCC related to the PCFs.

For administrative services rendered to the Fund under the ETF Fund Services Agreement, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the ETF Fund Services Agreement, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays the Administrator for any out-of-pocket expenses.

For the fiscal period ended July 31, 2021 the Fund paid $57,962 for fund accounting and administrative service fees. For the fiscal year ended July 31, 2022 the Fund paid $56,678 for fund accounting and administrative service fees.

Transfer Agent

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Custodian and Transfer Agent Agreement between BBH and the Trust on behalf of the Fund (the “Transfer Agent”). Under the Agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

BBH (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, an affiliate of the Administrator and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee plus an annual asset based fee, which scales downward based upon net assets. The Fund also pays NLCS for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust’s by-laws state that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust; (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders or its beneficial owners; (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Agreement and Declaration of Trust or by-laws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any person or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provisions of the Trust’s by-laws.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, per-class, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s Secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Fund’s prospectus under the heading “Determination of Net Asset Value,” (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities with respect to the Fund, other than overseeing pricing service providers used by any series of the Trust, including the Fund. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designees in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost, provided such valuations represent par value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designees. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Valuation Designees in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Valuation Designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Anfield Dynamic Fixed Income ETF

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust, and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Anfield Dynamic Fixed Income ETF	$250	2.00%

*	As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the Deposit Securities (or cash -in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+2, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. If the Fund includes a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, the Fund may delay delivery of the foreign investment more than seven days if the Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must,among other requirements, also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

The Fund may be able to report a portion of its income as “qualified dividend income,” which, if certain conditions, including holding period requirements, are met by the Fund and its shareholders, is taxable to noncorporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income is, in general, dividend income from U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.). Passive foreign investment companies are not qualified foreign corporations for this purpose, and dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. If average cost is used for the first sale of shares covered by these rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Foreign (Non-U.S.) Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign (non-U.S.) tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. A portion of the Fund’s distributions received by a foreign (non-U.S.) shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to U.S. source interest income and short-term capital gains. If a foreign (non-U.S.) shareholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the foreign (non-U.S.) shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the foreign (non-U.S.) shareholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the foreign (non-U.S.) shareholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the foreign (non-U.S.) shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the foreign (non-U.S.) shareholder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the foreign (non-U.S.) shareholder complies with applicable certification and disclosure requirements.

Ordinary dividends, paid to a foreign (non-U.S.) shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. A foreign (non-U.S.) shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. While withholding described in this paragraph would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, recently proposed Treasury regulations eliminate such withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of and in reduction of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to “mark to market” the gains (and to a limited extent losses) in such holdings as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

REITs

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected Deloitte & Touche, LLP, located at 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92626, serves as the independent registered public accounting firm for the current fiscal year. The firm provides services including audit of annual financial statements, and other tax, audit and related services for the Fund.

LEGAL COUNSEL

Blank Rome LLP, located at 1271 Avenue of the Americas, New York, NY 10020, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements of the Fund included in the Fund’s most recent Annual Report to shareholders for the fiscal year ended July 31, 2022, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI. These financial statements include the Fund’s portfolio of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. You may obtain a copy of The Fund’s Semi-Annual Report and Annual Report without charge by calling the Anfield Dynamic Fixed Income ETF at 1-866-866-4848.

APPENDIX A

Adviser and Sub-Adviser Proxy Voting Policies and Procedures

REGENTS PARK FUNDS, LLC

Proxy Voting Policy

November 15, 2021

Each Fund exercises its proxy voting rights about the companies in that Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, Regents Park believes that each sub-adviser, who selects the individual companies that are part of each Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, Regents Park defers to and relies on the sub-adviser, as appropriate, to make decisions on casting proxy votes that are in the best interest of the clients.

Proxy Voting Policy

It is the policy of Regents Park to identify any potential conflicts of interest prior to the voting of any proxies. When reviewing proxy proposals, the CCO will monitor for conflicts of interest. If the proposal falls within our predetermined voting guidelines, we will vote according to the guidelines. If a conflict is identified, Regents Park may disclose the conflict to the applicable clients or contact a third party to advise Regents Park to determine the vote and/or provide voting recommendations.

It is feasible that from time to time a potential conflict of interest may arise in the voting of proxies. Such conflicts may occur if an adviser manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm the adviser’s relationship with the company. The adviser may also have relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative who serves as a director or executive of a company. Another potential conflict of interest would be voting for an increase in 12b-1 fees when this is a source of compensation for advisers.

Proxy and Mirror Voting

The Fund may invest in shares of open-end investment companies. Pursuant to recently enacted SEC rules, the Fund and any “affiliated persons,” as defined by the 1940 Act, must comply with certain conditions in order to purchase more than 3% in the aggregate of the total outstanding securities of any underlying fund, however if the underlying investment company and/or the Fund has received an order for exemptive relief from SEC in connection with such purchases, the Fund may rely on such relief to make such purchases until January 19, 2022, so long as the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

Section 12d1-4 of the 1940 Act. will permit a registered or regulated investment company (an acquiring fund) to acquire the securities of any other registered or regulated investment company (an acquired fund) more than the limits in Section 12(d)(1) of the 1940 Act, provided certain conditions are met.

Section 12(d)(1)(A) states that a registered investment company may not invest in the securities of another investment company if the acquiring company owns more than 3% of the total outstanding voting securities of the acquired company; the acquiring company owns securities issued by the acquired company with an aggregate value greater than 5% of its total assets; or the acquiring company owns securities issued by the acquired company and all other investment companies having an aggregate value greater than 10% of the value of its total assets.

Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser or Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference.

Shares held by the Fund more than 1% of an underlying fund’s outstanding securities, therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of any Fund’s total assets. Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

Mirror Voting

Regents Park may invest in other investment companies more than the limitations in section 12(d) (1) of the 1940 Act. To benefit from the safe harbor of section 12(d) (1) (F), these Funds must mirror vote proposals on proxies issued by underlying investment companies.

Mirror voting means that the Fund votes its shares in the same proportion that all shares of the ETFs are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

In addition, the Funds may invest in underlying investment companies more than the limitations prescribed within 12d1. Such Funds may participate in exemptive orders of underlying investment companies to the extent the Trust have signed the requisite participation agreements.

While Rule 12d1-4 will permit more types of fund of fund arrangements without an exemptive order, it imposes a new set of conditions including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Form N-PX

Except with respect to sub-advised Funds, the Adviser is responsible for voting proxies for all portfolio securities of the Funds and keeping certain records relating to how the proxies were voted as required by the Advisers Act. The Adviser and the Sub-Adviser shall provide a complete voting record for the Funds, as requested.

Annual Report of Proxy Voting Record

Form N-PX is used by Funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ending June 30. The Form must be filed not later than August 31 of each year. The following information must be collected for the Trust separately for Fund to complete and file Form N-PX:

1.	The name of the issuer of the Fund security.

2.	The exchange ticker symbol of the Fund security.

3.	The CUSIP number (may be omitted if not available through reasonably practicable means).

4.	The shareholder meeting date.

5.	A brief description of the matter voted on.

6.	Whether the matter was proposed by the issuer or the security holder.

7.	Whether the Fund cast its vote on the matter.

8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)

9.	Whether the Fund cast its vote for or against management

10.	The Funds may invest in other mutual funds and ETFs, which have no requirement to have an annual meeting. Therefore, proxy votes on mutual funds and ETFs are rare.

Compliance Process

1.	The Fund manager shall complete a Form N-PX Report at the time a Fund manager votes proxies on behalf of a Fund.

2.	The Fund manager shall keep one copy of each completed of the Form N-PX Report and deliver a copy to the Chief Compliance Officer.

3.	At least 30 days prior to August 31, the Chief Compliance Officer shall review the Adviser’s corporate action records to determine whether any proxy votes were cast on behalf of the Fund for which reports were not filed. If an unreported vote is discovered, the Chief Compliance Officer shall contact the Fund manager for an explanation and documentation.

4.	The Chief Compliance Officer shall compile all Form N-PX reports submitted for the 12-month period ended June 30 and complete Form N-PX.

5.	Completed Form N-PX shall be sent to the Administrator who shall file Form N-PX with the SEC.

Recordkeeping

Regents Park will maintain the following records relating to our proxy voting procedures:

1.	Our proxy voting procedures and policies, and all amendments.

2.	All proxy statements received regarding client securities (provided however, that Regents Park may rely on the proxy statement filed on EDGAR as its records);

3.	A record of all votes cast on behalf of clients.

4.	Records of all client requests for proxy voting information.

5.	Any documents prepared by Regents Park that were material to deciding how to vote or that memorialized the basis for the decision; and

6.	All records relating to requests made to clients regarding conflicts of interest in voting the proxy.

7.	Documentation to support the method selected to resolve potential or actual conflicts of interests relating to a proxy proposal.

Pre-Trade Procedures for Funds of Funds

Regents Park may invest in series of other investment companies, including, but not limited to, mutual funds, closed end funds and ETFs (each an “Underlying Fund”). Fund investments in Underlying Funds are governed by Section 12d-1 of the 1940 Act, which restricts the amount that one investment company can invest in another.

By adopting “mirror voting” policies, Regents Park may rely on the safe harbor of Section 12d-1F of the 1940 Act, which permits broader latitude to invest in Underlying Funds.

In addition, Regents Park may further exceed the restrictions on investing in Underlying Funds by following the requirements under Rule 12d1-4.

Oversight/Monitoring of Fund of Fund Conditions

The Sub-Adviser will (1) ascertain the AUM of the underlying fund; (2) determine if the purchase would result in the Fund owning 3% or more of the outstanding shares of the underlying fund; and if not, whether any other Fund advised by Regents Park and other investment company accounts under its investment discretion own shares in the underlying fund; (3) will all Funds advised by Regents Park and other investment company accounts under Regents Park investment discretion, in the aggregate, including the anticipated purchase, own 3% or more of the outstanding shares of the underlying fund. If not, Regents Park can make the purchase.

As the Adviser, Regents Park Funds conducts post-trade portfolio compliance monitoring that includes monitoring for certain aspects of Section 12d-1 compliance, such as the three percent limit on a Fund’s ownership of the outstanding shares of an Underlying Fund. The CCO or designee must ensure pre-trade compliance with investment restrictions under Section 12d-1 and must report compliance with said Section to the board on a quarterly basis.

Exchange Listing Compliance for ETFs

Both the Adviser and Sub-Adviser shall semi-annually review compliance of each Fund with the listing exchange’s requirements for continued listing and shall confirm payment of all listing fees. Regents Park shall promptly share any communications from the listing exchange with the Chief Compliance Officer and Trust Counsel.

⌘

ANFIELD CAPITAL MANAGEMENT, LLC

Proxy Voting Policy

Updated November 1, 2021

Proxy Voting

A registered investment adviser who exercises voting authority with respect to client securities must adopt and implement written policies and procedures:

■	That are reasonably designed to ensure that the adviser votes client securities in the best interest of clients; and

■	Which include how the adviser will address material conflicts that may arise between the adviser’s interests and those of the client.

Additionally, pursuant to the rule advisers must disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Anfield, as an adviser, is a fiduciary that owes duties of care and loyalty to each of our clients with respect to the services undertaken on the client’s behalf.

Proxy Voting Policy

Anfield does not accept or have the authority to vote securities in individually managed accounts. Anfield will not be deemed have proxy voting authority solely as a result of providing advice or information about a particular proxy vote to a client. Our individually managed account clients will receive their proxies or other solicitations directly from their custodian or a transfer agent. Where a client’s account is invested in mutual funds, the investment adviser that manages the assets of the mutual fund generally votes proxies issued on securities held by the fund.

Mutual Funds

For the Anfield Universal Fixed Income Fund, Anfield is responsible for voting proxies for the securities held in the Fund in accordance with the voting policies of the Fund.

ETF Funds

For the Anfield ETFs (the “Funds”), Anfield will exercise its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

Anfield will disclose a summary of our proxy voting policy to clients and prospective clients in the firm’s ADV 2 along with instructions on how they may obtain a complete copy of Anfield’s current proxy voting policies or report on how their proxies were voted.

Procedures and Responsible Party

1.	For accounts for which Anfield does not have proxy voting authority, the CCO will take reasonable steps to confirm that the custodian will send proxies directly to the client

2.	The CCO is responsible for the administration of the proxy voting system and records.

3.	The CCO is responsible for voting proxies according to our written voting guidelines contained in the proxy voting policy. Anfield may deviate from these guidelines at our discretion if we determine that such action is in the best interests of the client.

4.	The CCO is responsible for maintaining documents that were prepared when making a decision how to vote or that memorialized the basis for the decision.

5.	The CCO is responsible for confirming that client requests for information on how their proxies were voted are responded to in a timely manner and are documented in the client file.

6.	In an effort to determine if Anfield is receiving the correct number of proxies, the CCO will:

a)	Include with the proxy an internal record of the number of shares Anfield’s systems indicate Anfield should vote and compare that number to the number of shares received on the proxy.

b)	If there is a significant discrepancy in the numbers, contact the appropriate custodian in an effort to correct the discrepancy.

c)	Document and maintain all significant discrepancies, custodian notifications, and responses in an appropriately designated file.

7.	When reviewing proxy proposals, the CCO will monitor for conflicts of interest. If the proposal falls within our predetermined voting guidelines, we will vote according to the guidelines. If a conflict is identified, Anfield may disclose the conflict to the applicable clients or contact a third party to advise Anfield to determine the vote and/or provide voting recommendations.

Recordkeeping

Anfield will maintain the following records relating to our proxy voting procedures:

1.	Our proxy voting procedures and policies, and all amendments;

2.	All proxy statements received regarding client securities (provided however, that Anfield may rely on the proxy statement filed on EDGAR as its records);

3.	A record of all votes cast on behalf of clients;

4.	Records of all client requests for proxy voting information;

5.	Any documents prepared by Anfield that were material to making a decision how to vote or that memorialized the basis for the decision; and

6.	All records relating to requests made to clients regarding conflicts of interest in voting the proxy.

7.	Documentation to support the method selected to resolve potential or actual conflicts of interests relating to a proxy proposal.

Proxy and Mirror Voting

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Section 12(d)(1)(A) states that a registered investment company may not invest in the securities of another investment company if the acquiring company owns more than 3% of the total outstanding voting securities of the acquired company; the acquiring company owns securities issued by the acquired company with an aggregate value greater than 5% of its total assets; or the acquiring company owns securities issued by the acquired company and all other investment companies having an aggregate value greater than 10% of the value of its total assets.

Mirror Voting

Funds may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. In order to benefit from the safe harbor of section 12(d)(1)(F), these Funds must mirror vote proposals on proxies issued by underlying investment companies.

Mirror voting means that the Fund votes its shares in the same proportion that all shares of the ETFs are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. In addition, the Funds may invest in underlying investment companies in excess of the limitations prescribed within the 12d1-4. Rule 12d1-4 is intended to create a more comprehensive and consistent framework for fund of funds arrangements to replace the existing approach, which combines statutory exemptions, SEC rules, and exemptive orders and varies based on an acquiring fund’s type. Accordingly, the SEC is rescinding Rule 12d1-2 under the 1940 Act and most exemptive orders for fund of funds arrangements, as well as related no-action letters. While Rule 12d1-4 will permit more types of fund of funds arrangements without an exemptive order, it imposes a new set of conditions including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. These conditions overlap to some extent with prior exemptive orders.

Form N-PX

Except with respect to sub-advised Funds, the Adviser is responsible for voting proxies for all portfolio securities of the Funds and keeping certain records relating to how the proxies were voted as required by the Advisers Act. The Adviser and the Sub-Adviser shall provide a complete voting record for the Funds, as requested.

Annual Report of Proxy Voting Record

Form N-PX is used by Funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ending June 30. The Form must be filed not later than August 31 of each year. The following information must be collected for the Trust separately for Fund in order to complete and file Form N-PX:

1.	The name of the issuer of the Fund security;

2.	The exchange ticker symbol of the Fund security;

3.	The CUSIP number (may be omitted if not available through reasonably practicable means);

4.	The shareholder meeting date;

5.	A brief description of the matter voted on;

6.	Whether the matter was proposed by the issuer or the security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)

9.	Whether the Fund cast its vote for or against management

10.	The Funds may invest in other mutual funds and ETFs, which have no requirement to have an annual meeting. Therefore, proxy votes on mutual funds and ETFs are rare.

Compliance Process

1.	The Fund manager shall complete a Form N-PX Report at the time the Fund manager votes proxies on behalf of the Fund.

2.	The Fund manager shall keep one copy of each completed of the Form N-PX Report and deliver a copy to the Chief Compliance Officer.

3.	At least 30 days prior to August 31, the Chief Compliance Officer shall review the Adviser’s corporate action records to determine whether any proxy votes were cast on behalf of the Fund for which reports were not filed. If an unreported vote is discovered, the Chief Compliance Officer shall contact the Fund manager for an explanation and documentation.

4.	The Chief Compliance Officer shall compile all Form N-PX reports submitted for the 12-month period ended June 30 and complete Form N-PX.

5.	Completed Form N-PX shall be sent to the Administrator who shall file Form N-PX with the SEC.

Pre-Trade Procedures for Funds of Funds

For the Anfield ETFs (the “Funds”), Anfield may invest in series of other investment companies, including, but not limited to, mutual funds, closed end funds and ETFs (each an “Underlying Fund”). Fund investments in Underlying Funds are governed by Section 12d-1 of the 1940 Act, which restricts the amount that one investment company can invest in another.

By adopting “mirror voting” policies, Anfield may rely on the safe harbor of Section 12d-1F of the 1940 Act, which permits broader latitude to invest in Underlying Funds.

In addition, Anfield may further exceed the restrictions on investing in Underlying Funds by following the requirements under Rule 12d1-4.

Oversight/Monitoring of Fund of Fund Conditions

Prior to purchasing shares in an underlying ETF, mutual fund or closed end fund (and certain other investment companies), Anfield will (1) ascertain the AUM of the Underlying Fund; (2) determine if the purchase would result in the Fund owning 3% or more of the outstanding shares of the Underlying Fund; and if not, whether any other Fund sub-advised by Anfield and other investment company accounts under its investment discretion own shares in the Underlying Fund; (3) will all Funds sub-advised by Anfield and other investment company accounts under Anfield’s investment discretion, in the aggregate, including the anticipated purchase, own 3% or more of the outstanding shares of the Underlying Fund. If not, Anfield can make the purchase.

As the Sub-Adviser, Anfield conducts post-trade portfolio compliance monitoring that includes monitoring for certain aspects of Section 12d-1 compliance, such as the three percent limit on the Fund’s ownership of the outstanding shares of an Underlying Fund. The CCO must ensure pre-trade compliance with investment restrictions under Section 12d-1, and must report compliance with said Section to the Adviser on a quarterly basis.

Exchange Listing Compliance for ETFs

As the Sub-Adviser, Anfield shall semi-annually review compliance of the Fund with the listing exchange’s requirements for continued listing and shall confirm payment of all listing fees. Anfield shall promptly share any communications from the listing exchange with the Chief Compliance Officer of the Adviser.

Class Action Filings

A securities “class action” lawsuit is a civil suit brought by one or more individuals (“Plaintiffs”) on behalf of themselves and others who have the same grievance against the issuer of a certain security. When a class action is filed, a written notice of filing and/or settlement is prepared (the “Notice”), which outlines the reasons for the lawsuit, the parameters for qualification as a member of the class and certain legal rights that need to be considered before becoming a member of the class (i.e. participating in the settlement). In addition, the Notice will contain instructions issued by the court or broker/dealers and/or other nominees (e.g. custodians) who receive the Notice and who hold the security on behalf of the owner/beneficiary, to either (1) provide the Claims Administrator (usually the attorney for the Plaintiffs) with the name and address of each such owner/beneficiary so the Claims Administrator can send the Notice directly to such owner/beneficiary, or (2) request additional copies of the Notice and send the Notice directly to the owner/beneficiary.

Anfield does not instruct or give advice to clients on whether or not to participate as a member of class action lawsuits and will not automatically file claims on the client’s behalf. However, if a client notifies us that they wish to participate in a class action, we will provide the client with any transaction information pertaining to the client’s account needed for the client to file a proof of claim in a class action.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P Global Ratings”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield. Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” – while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

PART C

OTHER INFORMATION

Item 28.		Financial Statements and Exhibits
(a)	(1)	Amended Agreement and Declaration of Trust dated May 28, 2019 is incorporated herein by reference to the Registrant’s Registration Statement filed on August 28, 2019.
	(2)	Certificate of Trust as filed with the State of Delaware on June 8, 2012 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 28, 2012.
(b)		Registrant’s Amended and Restated By–Laws is incorporated herein by reference to the Registrant’s
Registration Statement filed on September 25, 2018.
(c)		Instruments Defining Rights of Security Holders – see relevant portions of Certificate of Trust and By-Laws
(d)	(1)	Amended and Restated Investment Advisory Agreement between Registrant and Superfund Advisors, Inc. with respect to the Superfund Managed Futures Strategy Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on December 23, 2015.
	(2)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(3)	Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 11, 2014.
	(4)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio is incorporated herein by reference to the Registrant’s Registration Statement filed on August 22, 2014.
	(5)	Investment Advisory Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(6)	Amended Exhibit A to Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio is incorporated herein by reference to the Registrant’s Registration Statement filed on July 24, 2015.
	(7)	Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 13, 2016.
	(8)	Amended Exhibit A to the Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. reflecting the addition of Holbrook Structured Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on March 21, 2022.
	(9)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC dated February 21, 2017 is incorporated herein by reference to the Registrant’s Registration Statement filed on March 8, 2017.
	(10)	Investment Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 24, 2017.
	(11)	Investment Advisory Agreement between Registrant and Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2017.
	(12)	Amended Exhibit A to the Investment Advisory Agreement dated February 21, 2017 between Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 28, 2019.
	(13)	Investment Sub-Advisory Agreement between Registrant and Affinity Investment Advisors LLC with respect to the Affinity World Leaders Equity ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2017.
	(14)	Investment Advisory Agreement between Registrant and Wealthfront Strategies, LLC (formerly, WFAS, LLC) with respect to the Wealthfront Risk Parity Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on January 16, 2018.
	(15)	Investment Sub-advisory Agreement between Registrant and Anfield Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2018.
	(16)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the LeaderShares AlphaFactor US Core Equity ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 25, 2018.

	(17)	Second Amendment to Investment Advisory Agreement between Registrant and Wealthfront Strategies LLC with respect to the Wealthfront Risk Parity Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2019.
	(18)	Amended Exhibit A to the Amended and Restated Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC reflecting the addition of the LeaderShares Dynamic Yield ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(19)	Amended Exhibit A to the Investment Advisory Agreement between Registrant and Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2022.
	(20)	Amended Exhibit A to the Investment Sub-advisory Agreement between Registrant and Anfield Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2022.
	(21)	Investment Advisory Agreement between Registrant and IronHorse Capital LLC with respect to the Conductor Global Equity Value ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(22)	Investment Advisory Agreement between Registrant and Hunter Capital Management, LLC with respect to the Hunter Small Cap Value Fund to be filed by subsequent amendment.
	(23)	Investment Advisory Agreement between Registrant and Hypatia Capital Management LLC with respect to the Hypatia Women CEO ETF to be filed by subsequent amendment.
	(24)	Investment Sub-Advisory Agreement between Registrant and Vident Investment Advisory, LLC with respect to the Hypatia Women CEO ETF to be filed by subsequent amendment.
(e)	(1)	Underwriting Agreement between Registrant and Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on April 24, 2019.
	(2)	ETF Distribution Agreement between Registrant and Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on April 24, 2019.
(f)		Bonus or Profit Sharing Contracts – None
(g)	(1)	Amended and Restated Global Custody Agreement between the Registrant and MUFG Union Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(2)	Custodial Agreement between the Registrant and Huntington Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on February 27, 2015.
	(3)	Custodial Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(4)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to the Registrant’s Registration Statement filed on September 26, 2017.
	(5)	Custody Agreement between the Registrant and U.S. Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on January 16, 2018.
(h)	(1)	Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2021.
	(2)	Amended Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(3)	Expense Limitation Agreement between the Registrant and Redwood Investment Management, LLC dated September 18, 2013, with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(4)	Fee Waiver Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2014.
	(5)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 11, 2014.
	(6)	Amended Expense Limitation Agreement dated September 18, 2014 between the Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio is incorporated herein by reference to the Registrant’s Registration Statement filed on September 25, 2018.
	(7)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC with respect to the Affinity Small Cap Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on July 24, 2015.

	(8)	Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(9)	Appendix A to Expense Limitation Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on July 24, 2015.
	(10)	Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 13, 2016.
	(11)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Holbrook Holdings Inc. reflecting the addition of Holbrook Structured Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on March 21, 2022.
	(12)	Amended Appendix A to Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2016.
	(13)	Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on March 8, 2017.
	(14)	Expense Limitation Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 24, 2017.
	(15)	Amended Appendix A to Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC with respect to the Redwood AlphaFactor Core Equity Fund, Redwood AlphaFactor Tactical Core Fund, Redwood Managed Municipal Income Fund, Redwood Activist Leaders Fund, Redwood AlphaFactor Tactical International Fund and Redwood Systematic Macro Trend (“SMarT”) Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on November 1, 2017.
	(16)	ETF Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2021.
	(17)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant's Registration Statement filed on February 26, 2021.
	(18)	Form of Appendix A to the Expense Limitation Agreement between the Registrant and Regents Park Funds, LLC with respect to the Anfield Diversified Alternatives ETF, Anfield Universal Fixed Income ETF, Anfield Dynamic Fixed Income ETF, Affinity World Leaders Equity ETF, Anfield U.S. Equity Sector Rotation ETF and APEX HealthCare ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on August 16, 2021.
	(19)	Amended Appendix A to the Expense Limitation Agreement dated September 18, 2013 between Registrant and Redwood Investment Management, LLC, with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2018.
	(20)	Expense Limitation Agreement between the Registrant and Superfund Advisors, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2019.
	(21)	Fee Waiver Agreement between Registrant and Superfund Advisors, LLC, with respect to the Superfund Managed Futures Strategy Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2019.
	(22)	Expense Limitation Agreement between the Registrant and Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 15, 2019.
	(23)	Expense Limitation Agreement between the Registrant and IronHorse Capital LLC with respect to the Conductor Global Equity Value ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
(i)	(1)	Legal Opinion and Consent is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.

	(2)	Amended Appendix A to the Legal Opinion and Consent is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
(j)	(1)	Consent of Independent Public Accounting Firm – filed herewith.
(j)	(2)	Consent of Independent Public Accounting Firm – filed herewith.
	(2)	Powers of Attorney are incorporated herein by reference to the Registrant’s Registration Statement filed on October 6, 2022.
	(3)	Resolution of the Board Authorizing Use of Powers of Attorney is incorporated herein by reference to the Registrant’s Registration Statement filed on October 6, 2022.
(k)		Omitted Financial Statements – None
(l)	(1)	Subscription Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2012.
	(2)	Authorized Participation Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on September 26, 2017.
(m)	(1)	Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(2)	Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(3)	Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(4)	Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(5)	Amended Exhibit A to Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on December 2, 2016.
	(6)	Amended Exhibit A to Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on December 2, 2016.
	(7)	Amended Exhibit A to Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2017.
	(8)	Amended Exhibit A to Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on November 1, 2017.
	(9)	Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2016.
	(10)	Amended Exhibit A to Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on December 2, 2016.
	(11)	ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(12)	Amended Schedule B-2 to ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(13)	Form of Amended Schedule B-1 to ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on August 16, 2021.
(n)	(1)	Amended Rule 18f-3 Plan is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(2)	Amended Appendix A to Rule 18f-3 Plan is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(3)	Amended Appendix A to Rule 18f-3 Plan reflecting the addition of Hunter Small Cap Value Fund to be filed by subsequent amendment.
	(4)	Amended Appendix A to Rule 18f-3 Plan reflecting the addition of Hypatia Women CEO ETF to be filed by subsequent amendment.

(o)		Reserved
(p)	(1)	Code of Ethics for the Trust is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2012.
	(2)	Code of Ethics for Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(3)	Code of Ethics for Anfield Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on September 25, 2018.
	(4)	Code of Ethics for Superfund Advisors, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(5)	Code of Ethics for Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(6)	Code of Ethics for IronHorse Capital, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2018.
	(7)	Code of Ethics for Affinity Investment Advisors is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(8)	Code of Ethics for Hanlon Investment Management, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(9)	Code of Ethics for Holbrook Holdings, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on June 13, 2016.
	(10)	Code of Ethics for Recurrent Investment Advisors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(11)	Code of Ethics for Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(12)	Code of Ethics for Wealthfront Strategies, LLC (formerly, WFAS, LLC) is incorporated herein by reference to the Registrant’s Registration Statement filed on January 16, 2018.

Item 29. Control Persons. None.

Item 30. Indemnification.

Article VIII, Section 2(a) of the Amended Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Amended Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) of the Amended Agreement and Declaration of Trust provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Amended Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 11 of the Investment Advisory Agreement between Registrant and Superfund Advisors, Inc. (“Superfund”), incorporated herein by reference to exhibit (d)(1), provides for the indemnification of Superfund against certain losses.

Section 5 of the Investment Advisory Agreements between Registrant and Redwood Investment Management, LLC (“Redwood”), incorporated herein by reference to exhibits (d)(2), (d)(5), (d)(11), and (d)(20) provides for the indemnification of Redwood against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and IronHorse Capital, LLC (“IronHorse”), incorporated herein by reference to exhibit (d)(3), provides for the indemnification of IronHorse against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC (“Anfield”), incorporated herein by reference to exhibit (d)(4), and the Sub-Advisory Agreements between Registrant, Anfield and Regents Park Funds, LLC (“Regents Park”), incorporated herein by reference to exhibit (d)(14) and (d)(19), provide for the indemnification of Anfield against certain losses.

Section 5 of the Sub-Advisory Agreement between Registrant, Affinity Investment Advisors, LLC (“Affinity”) and Anfield and Regents Park, respectively, incorporated herein by reference to exhibit (d)(16), provides for the indemnification of Affinity against certain losses.

Section 5 of the Advisory Agreement between Registrant and Hanlon Investment Management, Inc. (“Hanlon”), incorporated herein by reference to exhibit (d)(6), provides for the indemnification of Hanlon against certain losses.

Section 5 of the Advisory Agreement between Registrant and Holbrook Holdings, Inc., incorporated herein by reference to exhibit (d) (9), provides for the indemnification of Holbrook against certain losses.

Section 5 of the Advisory Agreement between Registrant and Regents Park Funds, LLC (“Regents Park”) incorporated herein by reference to exhibit (d)(13) provides for the indemnification of Regents Park against certain losses.

Section 5 of the Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC (“Recurrent”) incorporated herein by reference to exhibit (d)(12) provides for the indemnification of Recurrent against certain losses.

Section 5 of the Advisory Agreement between Registrant and Wealthfront Strategies, LLC (formerly, WFAS, LLC)(“Wealthfront”) incorporated herein by reference to exhibit (d)(17) provides for the indemnification of Wealthfront against certain losses.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors, LLC (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv) the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

Each of the Fund Services Agreement and the ETF Fund Services Agreement with Ultimus Fund Solutions, LLC provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of such Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with such Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement. NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

The ETF Distribution Agreement with NLD provides that the Registrant agrees to indemnify and hold harmless each of NLD, its managers and officers and each person, if any, who controls NLD within the meaning of Section 15 of the Securities Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Registrant’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Registrant’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Registrant, the Registrant’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the Securities Act, or (vi) all actions taken by NLD hereunder resulting from NLD’s reliance on instructions received from an officer, agent or approved service provider of the Registrant.

Item 31. Activities of Investment Adviser and Sub-Adviser.

Certain information pertaining to the business and other connections of each Adviser of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Adviser” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 31 with respect to each director, officer or partner of each Adviser is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Anfield Capital Management, LLC, the Adviser to the Anfield Universal Fixed Income Fund, Sub-Adviser to the Anfield Diversified Alternatives ETF, Anfield Universal Fixed Income ETF, Anfield U.S. Equity Sector Rotation ETF, Anfield Dynamic Fixed Income ETF, APEX HealthCare ETF and Regents Park Hedged Market Strategy ETF – File No. 801-77714

Superfund Advisors, Inc., the Adviser to the Superfund Managed Futures Strategy Fund – File No. 801-77984

Redwood Investment Management, LLC, the Adviser to the Redwood Managed Volatility Fund, Redwood Managed Volatility Portfolio, Redwood Managed Municipal Income Fund, Redwood AlphaFactor Tactical International Fund, Redwood Systematic Macro Trend (“SMarT”) Fund, LeaderShares AlphaFactor US Core Equity ETF, LeaderShares Activist Leaders ETF, LeaderShares AlphaFactor Tactical Focused ETF, LeaderShares Equity Skew ETF and LeaderShares Dynamic Yield ETF – File No. 801-78563

IronHorse Capital, LLC, the Adviser to the Conductor Global Equity Value ETF – File No. 801-78730

Affinity Investment Advisors, LLC, the Sub-Adviser to the Affinity World Leaders Equity ETF – File No. 801-42015

Hanlon Investment Management, Inc., the Adviser to the Tactical Dividend and Momentum Fund – File No. 801-60889

Holbrook Holdings, Inc., the Adviser to the Holbrook Income Fund and the Holbrook Structured Income Fund – File No. 801-107682

Recurrent Investment Advisors LLC, the Adviser to the Recurrent MLP & Infrastructure Fund –File No. 801-110728

Regents Park Funds, LLC, the Adviser to the Anfield Diversified Alternatives ETF, Anfield Universal Fixed Income ETF, Affinity World Leaders Equity ETF, Anfield U.S. Equity Sector Rotation ETF, Anfield Dynamic Fixed Income ETF, APEX HealthCare ETF and Regents Park Hedged Market Strategy ETF – File No. 801-108885

Wealthfront Strategies, LLC, the Adviser to the Wealthfront Risk Parity Fund – File No. 801-111023

Item 32. Principal Underwriter.

(a)  Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following: AdvisorOne Funds, Arrow Investments Trust (ETF’s Only), Arrow ETF Trust, Boyar Value Fund Inc., Centerstone

Investors Trust, Copeland Trust, Miller Investment Trust, Humankind Benefit Corporation, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, New Age Alpha Trust, The North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Investment Access Fund, The Saratoga Advantage Trust, Tributary Funds, Inc., Uncommon Investment Funds Trust, and Unified Series Trust.

(b)  Northern Lights Distributors, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Northern Lights Distributors, LLC is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. The following are the managers and officers of Northern Lights Distributors, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Kevin Guerette	President	None
Stephen Preston	Treasurer/FINOP/CCO/AML Officer	None
Bill Strait	Secretary/General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

(c)	Not Applicable.

Item 33. Location of Accounts and Records.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the Investment Company Act of 1940, as amended, for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

1.	MUFG Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California 94104 (records relating to its function as custodian)

2.	Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its functions as administration, accounting and transfer agent and Registrant’s Declaration of Trust, By-Laws and Minutes)

3.	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its function as principal underwriter)

4.	Superfund Advisors, Inc., Superfund Office Building, Grand Anse P.O. Box 1803 St. Georges, Grenada W.I (records relating to its function as investment adviser)

5.	Redwood Investment Management, LLC, 4110 N. Scottsdale Rd., Suite 125, Scottsdale, AZ 85251 (records relating to its function as investment adviser)

6.	IronHorse Capital LLC, 3102 West End Avenue, Suite 400, Nashville, TN 37203 (records relating to its function as investment adviser)

7.	Anfield Capital Management, LLC, 4041 Macarthur Boulevard, Suite 155, Newport Beach, CA 92660 (records relating to its function as investment adviser and sub-adviser)

8.	Huntington Bank, N.A., 7 Easton Oval, Columbus, OH 43219 (records relating to its function as custodian)

9.	Affinity Investment Advisors, LLC, 4041 Macarthur Boulevard, Suite 150, Newport Beach, CA 92660 (records relating to its function as sub-adviser)

10.	Hanlon Investment Management, Inc., 3393 Bargaintown Road, Egg Harbor Twp., NJ 08234 (records relating to its function as investment adviser)

11.	The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (records relating to its function as custodian)

12.	Holbrook Holdings, Inc., 3225 Cumberland Blvd SE, Suite 100, Atlanta, GA 30339 (records relating to its function as investment adviser)

13.	Recurrent Investment Advisors LLC, 3801 Kirby Dr., Suite 654, Houston, TX 77908 (records relating to its function as investment adviser)

14.	Regents Park Funds, LLC, 4041 Macarthur Boulevard, Suite 155, Newport Beach, CA 92660 (records relating to its function as investment adviser)

15.	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian and transfer agent)

16.	Wealthfront Strategies, LLC, 900 Middlefield Road, 2nd Floor, Redwood City, CA 94063 (records relating to its function as investment adviser)

17.	U.S. Bank, N.A, 425 Walnut Street, Cincinnati, OH 45202 (records relating to its function as custodian)

Item 34. Management Services. Not Applicable.

Item 35. Undertakings. Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 28th day of November 2022.

Two Roads Shared Trust

By:

James Colantino*

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
November 28, 2022
Mark D. Gersten*	Trustee & Chairman	November 28, 2022
Mark Garbin*	Trustee	November 28, 2022
Neil M. Kaufman*	Trustee	November 28, 2022
Anita K. Krug*	Trustee	November 28, 2022
James Colantino*	President and Principal Executive Officer	November 28, 2022
Laura Szalyga*	Treasurer and Principal Financial Officer	November 28, 2022

*By: /s/ Timothy Burdick

Timothy Burdick

Attorney in fact

Exhibit Index

(j)(1)	Consent of Independent Public Accounting Firm
(j)(2)	Consent of Independent Public Accounting Firm